CASH AND DUE FROM BANKS (Details) In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 USD ($)	Dec. 31, 2010 EUR (€)		Dec. 31, 2009 EUR (€)		Dec. 31, 2008 EUR (€)
Cash And Due From Banks Details [Abstract]
Current accounts with banks		€ 444,730		€ 183,738
Cash and similar items		1,058,153		992,265
Current account with central bank		209,730		254,114
Other		5,123		6,040
Total	$ 2,272,438	€ 1,717,736	$ 1,899,930	€ 1,436,157	[1]	€ 1,430,381	[1]	€ 1,540,180	[1]

[1]	As restated. See Note 43 for more information.